Reporting entity	6 Months Ended
Jun. 30, 2024
Reporting entity
Reporting entity

1.     Reporting entity

Affimed N.V. is a Dutch company with limited liability (naamloze vennootschap) and has its corporate seat in Amsterdam, the Netherlands, registered with the trade register of the Chamber of Commerce (handelsregister van de Kamer van Koophandel) under number 60673389.

The condensed consolidated interim financial statements are comprised of Affimed N.V. and its controlled (and wholly owned) subsidiaries Affimed GmbH, Heidelberg, Germany and Affimed Inc., Delaware, USA (collectively “Affimed”, the “Company” or the “Group”). Previously the Group also included AbCheck s.r.o., Plzen, Czech Republic, however this wholly owned subsidiary was sold as of December 28, 2023.

Affimed is a clinical-stage biopharmaceutical company focused on discovering and developing highly targeted cancer immunotherapies. The Group’s product candidates are developed in the field of immuno-oncology, which represents an innovative approach to cancer treatment that seeks to harness the body’s own immune defenses to fight tumor cells. Affimed has its own development programs and strategic collaborations. The Group previously performed research services for third parties under service contracts at its former subsidiary, AbCheck.

In January 2024, Affimed announced a strategic restructuring which led to a reduction of its headcount by approximately 50% via the dissolution of its research and preclinical development departments. During the six months ended June 30, 2024, the Group incurred €1.6 million as termination expenses, with €1.5 million included in research and development expenses and €0.1 million included in general administrative expenses.